Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2010 — Quarter 4
Note: amounts are in thousands, except per share amounts
Fourth quarter (Q4), ended April 30, 2010, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q4	% of	Q4	% of	Q4	Q4	Q4	Q4
	2010	sales	2009	sales	2010	2009	2010	2009

Net sales	$442,654		$430,997		$362,855	$354,527	$79,799	$76,470

Cost of sales	133,621	30.2%	129,851	30.1%	23.6%	24.5%	60.0%	56.3%
Operating wages	152,420	34.4%	146,725	34.1%	39.5%	39.1%	11.4%	10.5%
Other operating	68,324	15.5%	65,658	15.2%	17.8%	17.6%	4.9%	4.2%
S,G, & A	39,099	8.8%	36,820	8.5%	7.5%	6.0%	14.9%	20.5%
Depr. & amort.	21,215	4.8%	20,944	4.9%	5.1%	5.3%	3.2%	2.7%

Operating income	27,975	6.3%	30,999	7.2%	6.5%	7.5%	5.6%	5.8%

Interest	2,300	0.5%	2,791	0.7%

Pre-tax income	25,675	5.8%	28,208	6.5%

Income taxes	4,911	1.1%	7,134	1.6%

Net income	$20,764	4.7%	$21,074	4.9%

EPS — basic	$0.68		$0.69
EPS — diluted	$0.68		$0.69

Dividends paid per share	$0.18		$0.16

Weighted average shares outstanding:

Basic	30,436		30,704
Dilutive stock options	130		40

Diluted	30,566		30,744

Shares outstanding at quarter end	30,372		30,712
•	Income taxes, as a percentage of pre-tax income, were 19.1% vs. 25.3%

Fiscal 2010 — Quarter 4 p 1

     Note: amounts are in thousands, except per share amounts
Fiscal Year (FY), ended April 30, 2010, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	FY	% of	FY	% of	FY	FY	FY	FY
	2010	sales	2009	sales	2010	2009	2010	2009

Net sales	$1,726,804		$1,750,512		$1,411,092	$1,439,090	$315,712	$311,422

Cost of sales	516,667	29.9%	537,085	30.7%	24.2%	25.1%	55.4%	56.4%
Operating wages	596,050	34.5%	597,806	34.1%	39.5%	39.2%	12.2%	11.1%
Other operating	276,521	16.0%	280,393	16.0%	18.4%	18.4%	5.3%	4.9%
S,G, & A	147,164	8.5%	156,965	9.0%	6.6%	6.6%	17.4%	20.0%
Depr. & amort.	83,988	4.9%	81,934	4.7%	5.3%	5.1%	3.0%	2.6%
Goodwill & other intangibles impairment	—	—	67,962	3.9%	—	4.7%	—	—

Operating income	106,414	6.2%	28,367	1.6%	6.0%	0.9%	6.7%	5.0%

Interest	10,088	0.6%	12,306	0.7%

Pre-tax income	96,326	5.6%	16,061	0.9%

Income taxes	25,998	1.5%	21,207	1.2%

Net income	$70,328	4.1%	$(5,146)	(0.3%)

EPS — basic	$2.29		($0.17)
EPS — diluted	$2.28		($0.17)

Dividends paid per share	$0.68		$0.60

Weighted average shares outstanding:

Basic	30,775		30,744
Dilutive stock options	115		—

	30,890		30,744

Diluted

Shares outstanding at fiscal year-end	30,372		30,712
•	Income taxes, as a percentage of pre-tax income, were 27.0% vs. 29.4% (excluding nondeductible goodwill impairment charge of $56,162)

Fiscal 2010 — Quarter 4 p 2

Consolidated Q4 Review:
•	Net sales increased 2.7% ($442.7 million vs. $431.0 million).

•	Operating income decreased 9.8% ($28.0 million vs. $31.0 million).

•	Pre-tax income decreased 9.0% ($25.7 million vs. $28.2 million).

•	Effective tax rate was 19.1% compared to 25.3%.

•	Net income decreased 1.5% ($20.8 million vs. $21.1 million).

•	Diluted EPS was $0.68 vs. $0.69.

Fiscal 2010 — Quarter 4 p 3

Restaurant Q4 Review:
•	Overall restaurant sales increased 2.3% ($362.9 million vs. $354.5 million).

•	Nominal same-store sales decreased 4.1% at Bob Evans Restaurants and decreased 7.1% at Mimi’s.

•	Operating income decreased 11.4% ($23.5 million vs. $26.6 million).

•	Operating margin was 6.5% compared to 7.5%.

•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 146 Mimi’s. 570 Bob Evans Restaurants and 144 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2010	570	0	0	0	0	0	1	569
2009	571	0	0	0	1	1	2	570
2008	579	0	0	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2010	144	0	1	1	0	2	0	146
2009	132	3	4	2	3	12	0	144
2008	115	1	2	8	6	17	0	132
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total

2010	714	0	1	1	0	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689

Fiscal 2010 — Quarter 4 p 4

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year

2010	1	1	0	0	2
2009	1	3	0	0	4
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
•	Bob Evans Restaurants same-store sales analysis (24-month core; 560 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	(2.8)	2.7	(5.5)	4.4	2.8	1.6	0.9	2.0	(1.1)
June	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)	4.0	2.6	1.4
July	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)	4.4	2.6	1.8

Q1	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)	3.2	2.4	0.8

August	(3.0)	2.3	(5.3)	(0.6)	2.9	(3.5)	4.3	2.6	1.7
September	(3.5)	2.4	(5.9)	0.1	2.9	(2.8)	0.4	2.6	(2.2)
October	(2.0)	2.4	(4.4)	(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)

Q2	(2.8)	2.3	(5.1)	(0.5)	2.9	(3.4)	0.7	2.3	(1.6)

November	(5.0)	0.7	(5.7)	(3.1)	3.5	(6.6)	2.1	2.8	(0.7)
December	(3.5)	0.7	(4.2)	3.8	3.2	0.6	1.1	3.2	(2.1)
January	(4.2)	1.3	(5.5)	(5.7)	3.0	(8.7)	1.2	2.3	(1.1)

Q3	(4.2)	0.9	(5.1)	(1.3)	3.3	(4.6)	1.5	2.8	(1.3)

February	(7.3)	1.9	(9.2)	(1.5)	3.2	(4.7)	3.3	2.4	0.9
March	(0.4)	1.9	(2.3)	(1.9)	3.2	(5.1)	0.1	2.4	(2.3)
April	(4.6)	1.9	(6.5)	(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Q4	(4.1)	1.9	(6.0)	(1.6)	3.2	(4.8)	1.7	2.4	(0.7)

Fiscal year	(3.5)	1.9	(5.4)	(0.3)	3.1	(3.4)	1.8	2.5	(0.7)

Fiscal 2010 — Quarter 4 p 5

•	Mimi’s Cafe same-store sales analysis (24-month core; 115 restaurants):

	Fiscal 2010			Fiscal 2009			Fiscal 2008
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)
June	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)
July	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)

Q1	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)

August	(5.2)	2.2	(7.4)	(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)
September	(8.1)	2.2	(10.3)	(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)
October	(7.2)	2.2	(9.4)	(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)

Q2	(6.8)	2.2	(9.0)	(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)

November	(8.1)	2.2	(10.3)	(10.4)	3.0	(13.4)	(1.9)	2.8	(4.7)
December	(8.9)	2.2	(11.1)	(2.0)	2.8	(4.8)	(1.8)	2.8	(4.6)
January	(7.7)	2.2	(9.9)	(9.6)	2.2	(11.8)	(2.4)	2.2	(4.6)

Q3	(8.3)	2.2	(10.5)	(6.8)	2.7	(9.5)	(2.0)	2.6	(4.6)

February	(7.9)	2.3	(10.2)	(7.9)	2.2	(10.1)	(5.2)	2.1	(7.3)
March	(5.5)	2.3	(7.8)	(7.2)	1.2	(8.4)	(4.3)	2.6	(6.9)
April	(7.9)	2.3	(10.2)	(6.4)	1.2	(7.6)	(6.0)	2.6	(8.6)

Q4	(7.1)	2.3	(9.4)	(7.1)	1.5	(8.6)	(5.3)	2.4	(7.7)

Fiscal year	(7.2)	2.2	(9.4)	(7.2)	2.4	(9.6)	(2.4)	3.2	(5.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY10	$1,726,000	$2,859,000

Q4 FY10 day part mix (%):
Breakfast	32%	21%
Lunch	37%	41%
Dinner	31%	38%

Q4 FY10 check average ($)	$8.40	$10.91
•	Quarterly restaurant sales by concept:

	Q4 2010	YTD 2010	Q4 2009	YTD 2009

Bob Evans Restaurants	$257,130	$1,005,094	$248,209	$1,020,457
Mimi’s Cafes	105,725	405,998	106,318	418,633

Total	$362,855	$1,411,092	$354,527	$1,439,090

Fiscal 2010 — Quarter 4 p 6

Food Products Q4 Review:
•	Net sales increased 4.4% ($79.8 million vs. $76.5 million).

•	Comparable pounds sold increased 4.0%.

•	Operating income decreased 0.2% ($4.4 million vs. $4.4 million).

•	Operating margin was 5.6% compared to 5.8%.

•	Average sow cost increased 10% ($56.00 per cwt vs. $51.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2010	$43.00	$33.00	$40.00	$56.00	$42.00
2009	$29.00	$51.00	$49.00	$51.00	$45.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00

• Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average

2010	(3%)	10%	20%	4%	7%
2009	13%	11%	(6%)	3%	6%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
•	Net sales review (dollars in thousands):

	Q4	Q4
	2010	2009

Gross sales	$96,600	$91,474

Less: promotions	(15,450)	(14,252)

Less: returns and slotting	(1,351)	(752)

Net sales	$79,799	$76,470

Fiscal 2010 — Quarter 4 p 7

Balance Sheet Summary:

(in thousands)	Apr 30, 2010	Apr. 24, 2009

Cash and equivalents	$17,803	$30,133
Other current assets	59,121	66,654
Net property, plant and equipment	961,974	1,002,692
Goodwill and other intangible assets	43,084	43,904
Other non-current assets	27,175	20,792

Total assets	$1,109,157	$1,164,175

Current portion of long-term debt	$26,905	$26,904
Line of credit	14,000	67,000
Other current liabilities	152,551	168,428
Long-term debt	149,287	176,192
Other long-term liabilities	128,257	127,945
Stockholders’ equity	638,157	597,706

Total liabilities and equity	$1,109,157	$1,164,175
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2009, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Fiscal 2010 — Quarter 4 p 8